UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005 (January 24, 2005)

UNITED AMERICA INDEMNITY, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Walker House, 87 Mary Street
P.O. Box 908GT
George Town, Grand Cayman
Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code (345) 949-0100

UNITED NATIONAL GROUP, LTD.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

     On January 24, 2005, the Company announced the appointment of Mr. Jon S. Saltzman as the Company’s President, effective upon closing of the merger with Penn-America. Mr. Saltzman was also named Chairman of Penn-America upon closing of the merger.

     Mr. Saltzman, 46, was president and chief executive officer of Penn-America since its formation in July 1993, was a director of Penn Independent since 1987 and was an officer of Penn Independent from 1985 to May of 2003. Mr. Saltzman was president and chief operating officer of Penn–America from June 1989 until July 1993, and was Vice President, Marketing of Penn–America from January 1986 until June 1989. Prior to that time, he was an underwriter and a broker with Delaware Valley Underwriting Agency, Inc., a wholly owned subsidiary of Penn Independent.

     As described above, Mr. Saltzman and his wife were shareholders of Penn-America and entered into a stock purchase agreement with UNIC where UNIC purchased 196,500 shares of Penn-America stock owned by them for a purchase price of $13.53 per share. Additionally, Mr. Saltzman is the son of Mr. Irvin Saltzman. Mr. Irvin Saltzman also was a shareholder of Penn-America and entered into a stock purchase agreement with UNIC for the sale of 145,500 shares of Penn-America common stock at a price of $13.53 per share. Both Messrs. Jon and Irvin Saltzman were direct shareholders of Penn Independent and entered into the Stock Purchase Agreement with UNIC for the sale of their shares of common stock of Penn Independent. Mr. Jon Saltzman was also a trustee of certain trusts that sold shares of Penn Independent to UNIC. The price paid by UNIC to purchase all of the common stock of Penn Independent, subject to certain adjustments, was approximately $95 million.

     Mr. Jon Saltzman has entered into an employment agreement Penn-America. The initial term of the agreement is three years and will be extended automatically for one three-year period and then for consecutive one-year periods thereafter unless either Mr. Jon Saltzman or the Company provides 90 days written notice stating the term will not be extended.

     The employment agreement provides that Mr. Jon Saltzman will receive an annual base salary of $450,000 and shall be eligible to receive a bonus calculated as a percentage of base salary as of December 31, 2004 and based on achievement by the Company of generally accepted accounting principles underwriting income, before taxes, of $14,984,000 for 2004. Additionally, Mr. Saltzman will be eligible to receive a cash bonus of up to 40% of his then annual base salary in each calendar year. Mr. Saltzman is eligible for grants of restricted stock based in 2005 based on performance of Penn-America in 2004. The grants of shares will be the Company Class A common shares. Commencing in 2005, Mr. Saltzman will be eligible to participate in a performance-based restricted share plan adopted by Penn-America which provides that the achievement of mid-point performance objectives shall result in a target opportunity of 60% of Mr.

Saltzman’s then current base salary payable in the Company’s shares, valued at the closing price of the Company’s Class A common shares on the date of grant.

     Mr. Saltzman will also receive a cash payment of $900,000 upon closing of the merger. Subject to certain restrictions, upon completion of Penn-America’s 2005 and 2006 fiscal years, Mr. Saltzman is eligible to receive an additional total of $900,000 (paid over two years in the Company’s Class A common shares) for satisfaction of integration milestones, as determined in good faith by the Chairman of the Company and approved by the Company ’s compensation committee.

     Mr. Saltzman is entitled to severance benefits if he is terminated without cause, the Company does not renew the term of his employment agreement or Mr. Saltzman terminates his agreement for good reason. Payment of severance benefits is conditioned upon Mr. Saltzman executing a release of Penn-America and the Company. Severance benefits include, among other things, (i) two times Mr. Saltzman’s the greater of $450,000 or his annual base salary in effect immediately prior to termination, (ii) the pro-rated amount of bonus awards, provided the Company achieves its performance goals for the year in which termination occurs, (iii) the pro-rated amount of any performance based long-term equity compensation awards, provided the Company achieves its performance goals for the year in which termination occurs, (iv) the vesting of any awarded but unvested restricted stock and non-qualified stock options in accordance with the applicable vesting schedule set forth in the applicable plan or agreement granting the stock or options, and (v) any earned but unpaid integration bonus, provided that Mr. Saltzman was employed with the Company on the last day of its fiscal year and provided further that the Company achieves its performance goals for that year.

ITEM 2.01	COMPLETION OF ACQUISITION OF ASSETS.

     On January 25, 2005, United America Indemnity, Ltd. (the “Company”) announced that the Company’s subsidiary, U.N. Holdings II, Inc. (“U.N. Holdings II”), completed the previously announced merger of a subsidiary of U.N. Holdings II with Penn-America Group, Inc. (“Penn-America”) in which the Company indirectly acquired all of the outstanding capital stock of Penn-America on January 24, 2005. Under the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 14, 2004, by and among Penn-America, the Company, U.N. Holdings II and Cheltenham Acquisition Corp., Penn-America shareholders will receive $15.375 of value for each share of Penn-America common stock as follows: (1) 0.7756 of a Class A common share of the Company, based on $13.875 divided by the volume weighted average sales price of the Company’s Class A common shares for the 20 consecutive trading days ending January 21, 2005, which was $17.89, and (2) $1.50 in cash, which was funded from cash on hand. In connection with the Merger, the Company changed its name from “United National Group, Ltd.” to “United America Indemnity, Ltd.” A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

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     The Company also announced that the Company’s subsidiary, United National Insurance Company (“UNIC”), completed the previously announced acquisition of Penn Independent Corporation (“Penn Independent”) on January 24, 2005. Under the terms of the Stock Purchase Agreement, dated as of October 14, 2004 (the “Stock Purchase Agreement”), by and among the Company, UNIC, Penn Independent and Penn Independent’s shareholders, UNIC paid Penn Independent’s shareholders approximately $95 million, which was funded from cash on hand. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.2 and incorporated herein by reference.

     On January 24, 2005, UNIC also completed the previously announced purchase of 342,300 shares of Penn-America common stock from Irvin Saltzman, Jon S. Saltzman and Joanne-Lynch Saltzman (the “Saltzmans”) for $13.53 per share, which was funded from cash on hand, pursuant to stock purchase agreements (the “Saltzman Stock Purchase Agreements”) entered into by the Company, UNIC and the Saltzmans. Copies of the Saltzman Stock Purchase Agreement are filed herewith as Exhibits 2.3 and 2.4 and incorporated herein by reference.

     The assets of Penn-America and Penn Independent acquired in the transactions include, among other things, the tangible and intangible property associated with Penn-America’s and Penn Independent’s businesses. The Company intends to operate and utilize these assets in substantially the same manner as such assets were operated and utilized prior to the transactions.

     A copy of the press release announcing, among other things, the completion of the above-described merger and the acquisition of Penn Independent is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     See Item 1.01, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

c.	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 14, 2004, by and among Penn-America Group, Inc., United National Group, Ltd., U.N. Holdings II, Inc. and Cheltenham Acquisition Corp. (incorporated herein by reference to Exhibit 2.1 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004).

2.2	Stock Purchase Agreement, dated as of October 14, 2004, by and among United National Group, Ltd., United

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Exhibit No.	Description
National Insurance Company, Penn Independent Corporation, the Shareholders Named therein and the Shareholders’ Representative (incorporated herein by reference to Exhibit 2.2 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004)

2.3	Stock Purchase Agreement, dated as of October 14, 2004, by and among United National Group, Ltd., United National Insurance Company and Irvin Saltzman (incorporated herein by reference to Exhibit 2.3 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004)

2.4	Stock Purchase Agreement, dated as of October 14, 2004, by and among United National Group, Ltd., United National Insurance Company, Jon S. Saltzman and Joanne Lynch Saltzman (incorporated herein by reference to Exhibit 2.4 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004)

99.1	Press release of United America Indemnity, Ltd.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AMERICA INDEMNITY, LTD.
Date: January 27, 2005	By:	/s/ David R. Bradley
		Name:	David R. Bradley
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 14, 2004, by and among Penn-America Group, Inc., United National Group, Ltd., U.N. Holdings II, Inc. and Cheltenham Acquisition Corp. (incorporated herein by reference to Exhibit 2.1 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004).

2.2	Stock Purchase Agreement, dated as of October 14, 2004, by and among United National Group, Ltd., United National Insurance Company, Penn Independent Corporation, the Shareholders Named therein and the Shareholders’ Representative (incorporated herein by reference to Exhibit 2.2 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004)

2.3	Stock Purchase Agreement, dated as of October 14, 2004, by and among United National Group, Ltd., United National Insurance Company and Irvin Saltzman (incorporated herein by reference to Exhibit 2.3 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004)

2.4	Stock Purchase Agreement, dated as of October 14, 2004, by and among United National Group, Ltd., United National Insurance Company, Jon S. Saltzman and Joanne Lynch Saltzman (incorporated herein by reference to Exhibit 2.4 of United National Group, Ltd.’s Current Report on Form 8-K filed on October 15, 2004)

99.1	Press release of United America Indemnity, Ltd.